                                                                    EXHIBIT 10.1



                              SETTLEMENT AGREEMENT



            THIS SETTLEMENT AGREEMENT (hereinafter "this Agreement") is entered into as of the 11th day of August, 1997 (hereinafter "the Effective Date"), by and among NeXstar Pharmaceuticals, Inc. (hereinafter "NeXstar"), a Delaware corporation having a principal place of business at 2860 Wilderness Place, Boulder, Colorado 80301, Fujisawa U.S.A., Inc. (hereinafter "FUSA"), a Delaware corporation having a place of business at Parkway North Center, 3 Parkway North, Deerfield, Illinois 60015, and The Liposome Company, Inc. (hereinafter "TLC"), a Delaware corporation having a principal place of business at One Research Way, Princeton Forrestal Center, Princeton, New Jersey 08540-6619.

                             SECTION I - BACKGROUND

            1.1 On May 17, 1993, NeXstar sued TLC in the U.S. District Court for the District of Delaware (Civil Action No. 93-232 (RRM)) seeking a declaration that U.S. Patent No. 4,880,635 (hereinafter the "Janoff I Patent") was not infringed by NeXstar's manufacture, use, and sale of liposomal products and was invalid and/or unenforceable.

            1.2 TLC thereafter requested that the U.S. Patent and Trademark Office (hereinafter "USPTO") reexamine the Janoff I Patent. The Court stayed further proceedings upon NeXstar's declaratory judgment action during the pendency of the reexamination proceeding.

            1.3 On July 2, 1996, the USPTO issued a Reexamination Certificate for the Janoff I Patent, referred to as U.S. Patent No. B1 4,880,635 (hereinafter the "Reexamined Janoff I Patent").

            1.4 On July 29, 1996, NeXstar filed an Amended Complaint seeking a declaration that the Reexamined Janoff I Patent was not infringed by NeXstar's manufacture, use, and sale of liposomal products and was invalid and/or unenforceable.

            1.5 On August 16, 1996, TLC answered and counterclaimed, alleging that NeXstar's and FUSA's manufacture, use, sale, and offer for sale of certain liposomal products infringed the Reexamined Janoff I Patent and denying NeXstar's allegations.

            1.6 On November 26, 1996, the USPTO issued U.S. Patent No. 5,578,320 (hereinafter the "Janoff II Patent").

            1.7 On January 17, 1997, TLC filed a First Amended Counterclaim, alleging that NeXstar's and FUSA's manufacture, use, sale, and offer for sale of certain liposomal products infringed the Reexamined Janoff I Patent and the Janoff II Patent.

            1.8 On February 25, 1997, NeXstar filed a Second Amended and Supplemental Complaint (a) seeking a declaration that both the Reexamined Janoff I Patent and the Janoff II Patent were not infringed by NeXstar's and FUSA's manufacture, use, and sale of liposomal products and were invalid and/or unenforceable, and (b) stating claims under federal law for antitrust injury and under state law for tortious injury based, inter alia, on TLC's filing and maintenance of infringement counterclaims based on the Reexamined Janoff I Patent and Janoff II Patent.

            1.9 On March 18, 1997, TLC answered NeXstar's Second Amended and Supplemental Complaint and refiled its counterclaims against NeXstar and FUSA and again denied NeXstar's allegations.

            1.10 On October 27, 1993, European Patent No. 0190 315 B1 (hereinafter the "European Janoff Dehydration Patent") was granted to TLC. On July 8, 1994, NeXstar filed an opposition to the European Janoff Dehydration Patent. That opposition presently is pending.

            1.11 On February 28, 1996, Japanese Patent No. 18973/1996 (hereinafter the "Japanese Janoff Dehydration Patent") was granted to TLC. On May 28, 1996, NeXstar filed an opposition to the Japanese Janoff Dehydration Patent. That opposition is presently pending.

            1.12 On October 16, 1996, TLC filed suit in the Chancery Division of the Patents Court in the United Kingdom charging NeXstar and NeXstar Pharmaceuticals Ltd. with infringement of the European Janoff Dehydration Patent (hereinafter "TLC's British Legal Action"). On January 15, 1997, NeXstar answered and counterclaimed for a declaration of invalidity of the European Janoff Dehydration Patent.

            1.13 On October 18, 1996, TLC filed suit in the Regional Court, Dusseldorf, Germany charging NeXstar Pharmaceuticals GmbH with infringement of the European Janoff Dehydration Patent (hereinafter "TLC's German Legal Action"). On April 30, 1997, NeXstar Pharmaceuticals GmbH filed an answer in TLC's German Legal Action.





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            1.14    On or about November 4, 1996, TLC filed suit in the
Regional Court of The Hague, The Netherlands, charging NeXstar, NeXstar Pharmaceuticals Ltd., NeXstar Pharmaceuticals B.V., and Brocacef Intramuraal B.V. with infringement of the European Janoff Dehydration Patent (hereinafter "TLC's Dutch Legal Action").

            1.15 On February 8, 1995, European Patent No. 0282 405 B1 (hereinafter "TLC's European High Drug Lipid Complex Patent") was granted to TLC. On November 3, 1995, NeXstar filed an opposition to TLC's European High Drug Lipid Complex Patent. That opposition presently is pending.

            1.16 Since at least November 14, 1989, subject to the appropriate regulatory approvals, NeXstar has manufactured liposomal products, including its AmBisome (R) liposomal amphotericin B (hereinafter defined in Section 2.8) in the United States, and thereafter has made, used, sold, and/or offered such products for sale in the United States and/or in numerous foreign countries. NeXstar presently intends, subject to the appropriate regulatory approvals, in the future to continue and/or to commence making, using, selling, and/or offering for sale such products in the United States and/or in foreign countries.

            1.17 Subject to the appropriate regulatory approvals, FUSA presently intends to commence using, selling, and offering for sale AmBisome in the United States and Canada.

            1.18 Subject to the appropriate regulatory approvals, TLC has manufactured, used, sold, and/or offered for sale its Abelcet (R) lipid-associated amphotericin B (hereinafter defined in Section 2.12) in the United States and in numerous foreign countries. TLC presently intends, subject to the appropriate regulatory approvals, in the future to continue and/or to commence making, using, selling, and/or offering for sale such products in the United States and in foreign countries.

            1.19 Subject to the appropriate regulatory approvals, TLC has manufactured and/or used in the United States and in foreign countries a liposomal doxorubicin product presently known as D-99 (hereinafter defined in Section 2.13). TLC presently intends, subject to the appropriate regulatory approvals, in the future to continue and/or to commence making, using, selling, and/or offering for sale such D-99 products, or products based thereon, in the United States and in foreign countries.





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                            SECTION II - DEFINITIONS

            2.1 The "Janoff Dehydration Patents" shall mean all United States patents issuing from U.S. Patent Application Serial No. 638,809, filed August 8, 1984, and/or Serial No. 749,161, filed June 26, 1985, and/or Serial No. 749,419, filed July 26, 1985, and/or issuing from any continuation, continuation-in-part, and/or divisional applications thereof, and/or issuing from any reissue and/or reexamination proceedings relating thereto (including but not limited to U.S. Patents Nos. 4,880,635; B1 4,880,635; and 5,578,320),
and further shall mean any and all foreign patent applications and/or foreign patents or similar rights claiming priority to any of the applications, continuations, continuations-in-part, and/or divisional applications identified above (including but not limited to European Patent No. 0190 315 B1 and all corresponding national patents, Japanese Patent No. 18973/1996, and Canadian Patent No. 1,270,197), to the extent such patents claim dehydrated liposomes and/or methods of dehydrating (including lyophilization) and/or rehydrating liposomes, except that "Janoff Dehydration Patents" shall not include patents defined as "Gradient Loading Patents" in Section 2.5 below.

            2.2 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            2.3 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            2.4 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            2.5 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            2.6 "TLC's European High Drug Lipid Complex Patent" shall mean European Patent No. 0282 405 B1.

            2.7 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]





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            2.8     "AmBisome" shall mean liposomal amphotericin B products
made by NeXstar, or made by FUSA under license from NeXstar pursuant to the FUSA Agreement as amended, that are lyophilized/dehydrated and in which sugar is present in protective concentrations at the inside and the outside of the bilayer membrane of the liposomes prior to lyophilization/dehydration and rehydration.

            2.9 "AmBisome SL" shall mean liposomal amphotericin B products made by NeXstar that are lyophilized/dehydrated and in which sugar is present in protective concentrations only at the outside of the bilayer membrane of the liposomes prior to lyophilization/dehydration and rehydration.

            2.10 "Liquid AmBisome" shall mean liposomal amphotericin B products made by NeXstar that have not been lyophilized or dehydrated.

            2.11 "AmBisome Product" shall mean any liposomal Amphotericin B product made by NeXstar or made by FUSA under license by NeXstar pursuant to the FUSA Agreement as amended.

            2.12 "Abelcet" shall mean lipid-associated amphotericin products made by TLC.

            2.13 "D-99" shall mean liposomal doxorubicin products made by TLC.

            2.14 "Marketing Partner" shall mean and be limited to FUSA for AmBisome sold in the United States and Canada and to Sumitomo Pharmaceutical Co., Ltd. (hereinafter "Sumitomo") for AmBisome sold in Japan.

            2.15 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            2.16 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            2.17 "Controlling Interest" shall mean, with respect to a patent, the ability to prevent the filing of a suit for patent infringement whether by controlling the decision of whether to file suit or by the ability to grant a license, sublicense, or immunity from suit.

            2.18 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]





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                            SECTION III - DISMISSALS

            3.1 For and in consideration of the covenants, terms, and conditions set forth herein, NeXstar, FUSA, and TLC, within three (3) business days after the Effective Date of this Agreement, will cause to be executed and TLC will file in the U.S. District Court for the District of Delaware (Civil Action No. 93-232 (RRM)) a stipulated dismissal with prejudice of TLC's Counterclaim against NeXstar and FUSA.

            3.2 For and in consideration of the covenants, terms, and conditions set forth herein, NeXstar, FUSA, and TLC, within three (3) business days after the Effective Date of this Agreement, will cause to be executed and NeXstar will file in the U.S. District Court for the District of Delaware (Civil Action No. 93-232 (RRM)) a stipulated dismissal with prejudice of NeXstar's Second Amended and Supplemental Complaint.

            3.3 For and in consideration of the covenants, terms, and conditions set forth herein, within ten (10) business days after the Effective Date of this Agreement, NeXstar will file in the European Patent Office a withdrawal of its opposition to the grant of TLC's European Janoff Dehydration Patent.

            3.4 For and in consideration of the covenants, terms, and conditions set forth herein, within ten (10) business days after the Effective Date of this Agreement, NeXstar will file in the Japanese Patent Office a withdrawal of its opposition to the grant of TLC's Japanese Janoff Dehydration Patent.

            3.5 For and in consideration of the covenants, terms, and conditions set forth herein, NeXstar and TLC, within ten (10) business days after the Effective Date of this Agreement, will cause to be executed and TLC will file a stipulated dismissal with prejudice of TLC's British Legal Action in the Chancery Division of the Patents Court, United Kingdom.

            3.6 For and in consideration of the covenants, terms, and conditions set forth herein, NeXstar and TLC, within ten (10) business days after the Effective Date of this Agreement, will cause to be executed and NeXstar will file a stipulated dismissal with prejudice of the





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
Counterclaim of NeXstar and NeXstar Pharmaceuticals Limited in the British Legal Action in the Chancery Division of the Patents Court, United Kingdom.

            3.7 For and in consideration of the covenants, terms, and conditions set forth herein, NeXstar and TLC, within ten (10) business days after the Effective Date of this Agreement, will cause to be executed and TLC will file a stipulated dismissal with prejudice of TLC's German Legal Action and NeXstar's counterclaims therein, if any, in the Regional Court, Dusseldorf, Germany.

            3.8 For and in consideration of the covenants, terms, and conditions set forth herein, NeXstar and TLC, within ten (10) business days after the Effective Date of this Agreement, will cause to be executed and TLC will file a stipulated dismissal with prejudice of TLC's Dutch Legal Action and NeXstar's counterclaims therein, if any, in the Regional Court of The Hague, The Netherlands.

            3.9 For and in consideration of the covenants, terms, and conditions set forth herein, within ten (10) business days after the Effective Date of this Agreement, NeXstar will file in the European Patent Office a withdrawal of its opposition to the grant of TLC's European High Drug Lipid Complex Patent and shall not oppose foreign counterparts in other jurisdictions.

                             SECTION IV - RELEASES

            4.1 For and in consideration of the covenants, terms, and conditions set forth herein, TLC and each of its subsidiaries and affiliates hereby releases (a) NeXstar, its subsidiaries, and NeXstar's and its subsidiaries' affiliates, officers, employees, agents, customers, distributors, and others in privity with NeXstar (for purposes of Section 4.1 only, hereinafter collectively "NeXstar"), and (b) FUSA, its subsidiaries, and FUSA's and its subsidiaries' affiliates, officers, employees, agents, customers, distributors, and others in privity with FUSA (for purposes of Section 4.1 only, hereinafter collectively "FUSA"), from any and all liability, past, present or future, for infringement of the Janoff Dehydration Patents, including but not limited to all matters raised or that could have been raised in TLC's First Amended Counterclaim, TLC's British, German, and Dutch Legal Actions, and any and all other proceedings and/or all other legal action(s) in any other jurisdiction that could have been asserted against either NeXstar or FUSA for past, present, or future infringement of the Janoff Dehydration Patents.

            4.2 For and in consideration of the covenants, terms, and conditions set forth herein, NeXstar and its subsidiaries and affiliates (including but not limited to NeXstar Pharmaceuticals Ltd., NeXstar Pharmaceuticals GmbH, and NeXstar Pharmaceuticals B.V.), and FUSA and its subsidiaries hereby release TLC, its subsidiaries, and TLC's and its subsidiaries' affiliates, officers, employees, agents, customers, distributors, and others in privity with TLC (for purposes of Section 4.2 only, hereinafter collectively "TLC"), from any and all liability for all matters raised or that could have been raised in NeXstar's Second Amended and Supplemental Complaint (including, but not limited to the procurement and enforcement of the Janoff Dehydration Patents, and all statements and other actions relating thereto), and NeXstar only further releases TLC from any and all counterclaims raised or that could have been raised against TLC in response to TLC's British, German, and Dutch Legal Actions, and any other proceeding or other legal action(s) in any other jurisdiction that could have been asserted by NeXstar against TLC based on TLC's procurement and/or enforcement of the Janoff Dehydration Patents.

            4.3 NeXstar represents that Brocacef Intramuraal, B.V. (Brocacef), a party to the Dutch Legal Actions, acts solely as an independent distributor of AmBisome and is not an affiliate or subsidiary of NeXstar; therefore in consideration of the covenants, terms, and conditions set forth herein, NeXstar hereby agrees to use, in good faith, commercially reasonable efforts to obtain from Brocacef a release of TLC, its subsidiaries, and TLC's and its subsidiaries' affiliates, officers, employees, agents, customers, distributors, and others in privity with TLC (for purposes of Section 4.3 only, hereinafter collectively "TLC"), from any and all liability for all matters raised or that could have been raised in the Dutch Legal Actions and from any other claims or counterclaims that could have been asserted by Brocacef against TLC relating to the subject matter of the Dutch Legal Actions. Notwithstanding the provisions of Section 3.8, above, TLC shall not be required to dismiss its action against Brocacef only unless and until Brocacef provides to TLC the release set forth in this Section.

                  SECTION V - IMMUNITIES FROM SUIT AND OPTIONS

            5.1 Subject to Section 5.9, TLC grants to NeXstar, its subsidiaries, and NeXstar's and its subsidiaries' affiliates, officers, employees, agents, customers, distributors, and others in privity with NeXstar (including, but not limited to FUSA and Sumitomo and their subsidiaries, affiliates, officers, employees, agents, customers, distributors, and others in privity with them), a worldwide immunity from suit for all NeXstar products, past, present, and future, under any of the Janoff Dehydration Patents, whether such patents now are issued or shall issue in the future from the USPTO or from any foreign patent office. The grant of immunity to Sumitomo under this Section shall be in force and effect only so long as Sumitomo remains a Marketing Partner, licensee, or is in privity with NeXstar.

            5.2 Subject to Sections 5.8 and 5.9, TLC grants to NeXstar, its subsidiaries, and NeXstar's and its subsidiaries' affiliates, officers, employees, agents, customers, distributors, and others in privity with NeXstar (including, but not limited to FUSA and Sumitomo and their subsidiaries, affiliates, officers, employees, agents, customers, distributors, and others in privity with them), a worldwide immunity from suit for all AmBisome Products, including but not limited to AmBisome, AmBisome SL, and Liquid AmBisome, under all patents owned by TLC or in which TLC presently has or hereafter acquires a Controlling Interest [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934], whether such patents now are issued from the USPTO or from any foreign patent office or shall issue in the future from the USPTO or from any foreign patent office based on applications with an effective filing date or priority date with respect to the subject matter claimed therein on or prior to the Effective Date of this Agreement. The grant of immunity to Sumitomo under this Section shall be in force and effect only so long as Sumitomo remains a Marketing Partner, licensee, or is in privity with NeXstar.

            5.3(a) Subject to Sections 5.8 and 5.9, NeXstar grants to TLC, its subsidiaries, and TLC's and its subsidiaries' affiliates, officers, employees, agents, customers, distributors, and others in privity with TLC, a worldwide immunity from suit for D-99 and Abelcet under all patents owned by NeXstar or in which NeXstar presently has or hereafter acquires a Controlling Interest [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934], whether such patents now are issued from the USPTO or from any foreign patent office or shall issue in the future based on applications with an effective filing date or priority date with respect to the subject matter claimed therein on or prior to the Effective Date of this Agreement.

            5.3(b) Subject to Sections 5.8 and 5.9, FUSA grants to TLC, its subsidiaries, and TLC's and its subsidiaries' affiliates, officers, employees, agents, customers, distributors, and others in privity with TLC, a worldwide immunity from suit for Abelcet in the form presently approved for sale in the United States and Canada under all patents owned by FUSA or in which FUSA presently has or hereafter acquires a Controlling Interest, whether such patents now are issued from the USPTO or from any foreign patent office or shall issue in the future based on applications with an effective filing date or priority date with respect to the subject matter claimed therein on or prior to the Effective Date of this Agreement.

            5.3(c) [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            5.4 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            5.5 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            5.6 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            5.7 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            5.8 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]





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            5.9     The immunities from suit granted in Sections 5.1 through
5.3 of this Agreement shall not extend to transactions with third parties in which the party that has been granted the immunity is so peripherally involved that an extension of the immunity would be tantamount to a transfer of the immunity to said third party. Any dispute regarding the degree of involvement of the party that has been granted the immunity in such transaction shall be resolved by arbitration under Section 9.10.

            5.10 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

                             SECTION VI - PAYMENTS

            6.1 NeXstar will pay to TLC $1,750,000 within five (5) days of the Effective Date of this Agreement.

            6.2 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            6.3 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            6.4 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            6.5 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            6.6 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            6.7 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            6.8 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

            6.9 NeXstar, FUSA, and TLC (if applicable) shall keep good and accurate books of account sufficient to permit determination of any payments due hereunder and shall make such books of account available for inspection by an independent accountant not otherwise rendering





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
services to the party to which the payment is due and mutually agreeable to all parties. Such inspections shall be no more frequent than once each calendar year during which a payment is due and once within six months after cessation of any obligation to make payments under this Agreement. The designated accountant shall retain in confidence the information in the books of account and shall report to the party to which the payment is due only the accuracy or inaccuracy in the calculation of such payment. Such inspections will be at the expense of the party requesting the inspection unless the designated accountant identifies an underpayment of the payment due by five percent (5%) or more, in which event the party obligated to make the payment shall pay for such inspection. Any party's failure to inspect shall not constitute a waiver of its right to object to the accuracy of the calculations or payments made under this Agreement. Notwithstanding the foregoing, no inspection shall occur for any calendar year in which the maximum payment pursuant to Section 6.4 has been made.

            6.10 If TLC desires to have conducted an inspection of the Sumitomo books of account, NeXstar hereby agrees to request such an inspection in accordance with all of the provisions, and subject to all of the limitations, of Paragraph 7 of the Sumitomo Agreement, provided that TLC agrees to reimburse NeXstar within 30 days of the completion of such inspection for the entire cost associated therewith.

            6.11 All payments made under this Agreement shall be in U.S. dollars and shall be paid by check or by wire to a bank in the United States that shall be designated in writing by the party to which such payment is due.

                  SECTION VII - WARRANTIES AND REPRESENTATIONS

            7.1 Nothing in this Agreement shall be construed as (a) a warranty or representation by either TLC or NeXstar as to the validity, enforceability or scope of any of the patents described herein, or (b) granting by implication, estoppel, or otherwise, any license or rights under any patents, trade secrets, knowhow, copyrights, trademarks, or other intangible rights of either TLC or NeXstar other than those specifically granted under this Agreement.

         7.2 No party to this Agreement makes any representations, extends any warranty of any kind, either express or implied, or assumes any responsibility whatever with respect to manufacture, use, sale or other disposition by any other party or its customers or transferees or their customers of products or methods incorporating or made by use of any inventions claimed in any patent described herein.

         7.3 NeXstar, FUSA, and TLC hereby warrant that they have all necessary authority to enter into this Agreement and to convey the rights granted hereunder.

         7.4 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

         7.5 [Confidential Material omitted and filed separately with the Securities and Exchange Commission pursuant to Section 24b-2 of the Securities Exchange Act of 1934.]

                           SECTION VIII - ASSIGNMENT

         8.1 All rights granted under this Agreement shall be assignable only upon (1) written consent of the grantor, or (2) the sale or transfer (including by merger or spin-off) of all or substantially all of the assets of that portion of the business involved in making, marketing, selling, or distributing AmBisome, Abelcet, and/or D-99, as the case may be, or (3) a corporate reorganization for tax or similar corporate restructuring purposes.

                           SECTION IX - MISCELLANEOUS

         9.1 Each party hereto agrees to execute, acknowledge, and deliver all such further instruments, and to do all such further acts, as may be necessary or appropriate to carry out the intent and purposes of this Agreement. This Agreement shall be binding upon all successors in interest to, and upon all assignees of, each of the parties hereto.

         9.2 Nothing herein shall be deemed to create an agency, joint venture or partnership relation between any of the parties hereto.

         9.3 This Agreement and the attachments thereto constitute the entire agreement and understanding of the parties with regard to the subject matter hereof and merges and supersedes all prior discussions, negotiations, understandings and agreements between the parties concerning the subject matter hereof. No party shall be bound by any definition, condition, warranty, right,





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
duty or covenant other than as expressly stated in this Agreement or as subsequently set forth in a written document signed by all parties.

         9.4 This Agreement shall be interpreted and construed, and the legal relations created herein shall be determined, in accordance with the laws of the State of Delaware (excluding conflicts of laws) and the United States.

         9.5 This Agreement may be amended only by a written document signed by authorized representatives of all parties.

         9.6 The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         9.7 The parties shall prepare and issue a joint press release, to be approved by all parties to this Agreement prior to its issuance, stating the fact of the settlement and the dismissal and/or withdrawal of the various actions and proceedings described in Section III, above. Although the joint press release may state that, under this Agreement, NeXstar will make certain payments to TLC, the amount, terms, and conditions of such payments shall remain confidential, except to the extent that certain disclosures may be required by law, compelled by judicial or administrative order, or are believed in good faith by the disclosing party to be necessary to comply with any applicable federal, state, or foreign law regarding the sale or regulation of securities. In the case of such a disclosure, the disclosing party shall make all reasonable efforts to limit such disclosure and to maintain the confidentiality of the terms and conditions of this settlement.

         9.8 Except to the extent disclosed by Section 9.7, all other information concerning this Agreement and/or the terms thereof and all financial and sales information disclosed by each party shall be maintained as confidential by the receiving party on an ongoing basis. If a receiving party desires to disclose such confidential financial and sales information to another party to this Agreement or to a third party, the receiving party must notify the owner of the confidential information in writing at least ten days prior to such disclosure. An agreement to disclose such information must be reached in writing prior to any such disclosure. If the receiving party is legally obligated by Court Order or by any applicable federal, state, or foreign law regarding the sale or regulation of securities to disclose the confidential financial information, the receiving party will immediately notify the owner of such confidential information. If possible, the receiving party will notify the owner of such confidential information as soon as it is aware of the possibility of legally obligated disclosure in a timely manner so that the owner of the confidential information can object to such disclosure. If an agreement cannot be reached between the parties as to whether confidential information can be disclosed, the parties will make all reasonable efforts to resolve such disagreement (e.g., the independent accountants will discuss the issues).

            9.9 Any and all notices or other communications required or permitted by this Agreement or by law to be served on or given to either party hereto by the other party shall be in writing and delivered or sent to the addresses set forth below:

                    To NeXstar:

                    NeXstar Pharmaceuticals, Inc.
                    2860 Wilderness Place
                    Boulder, Colorado 80301
                    Attn:    Adam Cochran, Esq.

                    To TLC:

                    The Liposome Company, Inc.
                    One Research Way
                    Princeton Forrestal Center
                    Princeton, New Jersey  08540-6619
                    Attn:    General Counsel

                    To FUSA:

                    Fujisawa U.S.A., Inc.
                    Parkway North Center
                    3 Parkway North
                    Deerfield, Illinois 60015
                    Attn:    Linda Friedman, Esq.

            Any party to this Agreement may change its address for purposes of this Agreement by written notice to the other party. All notices or other communications shall be deemed duly served and given on the date when personally delivered to the party to whom it is directed, when transmitted electronically by telex or facsimile, provided that a confirming copy is sent by United States mail as set forth hereafter, or when deposited in the United States mail, first class, postage prepaid, and addressed to the party at the address on the first page hereof.

            9.10 Any controversy or claim arising out of or relating to this Agreement, or any alleged breach thereof, shall be settled by binding arbitration, before a panel of three (3) arbitrators, administered by the American Arbitration Association under its Commercial Arbitration Rules, or by such other procedures as to which the parties may agree, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. If an arbitration is commenced pursuant to this Section, the losing party will be obligated to pay all arbitration costs (but not attorney fees) incurred by each of the parties to such arbitration.

            9.11    (a)      FUSA hereby agrees to indemnify and hold TLC
harmless for any liability associated with the manufacture, use, or sale by FUSA of any products with respect to which an immunity from suit, option to license, license, or sublicense is granted by TLC under this Agreement.

                    (b) NeXstar hereby agrees to indemnify and hold TLC harmless for any liability associated with the manufacture, use, or sale by NeXstar of any products with respect to which an immunity from suit, option to license, license, or sublicense is granted by TLC under this Agreement.

            9.12 TLC hereby agrees to indemnify and hold FUSA and/or NeXstar harmless for any liability associated with the manufacture, use, or sale by TLC of any products with respect to which an immunity from suit, option to license, license, or sublicense is granted by FUSA and/or NeXstar under this Agreement.

            9.13 Neither FUSA nor NeXstar guarantees that TLC will have the ability to make, use, sell, or offer to sell free from liability for infringement of third party patents any product with respect to which an immunity from suit, option to license, license, or sublicense is granted by FUSA and/or NeXstar under this Agreement.

            9.14 TLC does not guarantee that FUSA and/or NeXstar will have the ability to make, use, sell, or offer to sell free from liability for infringement of third party patents any product with respect to which an immunity from suit, option to license, license, or sublicense is granted by TLC under this Agreement.

            9.15 NeXstar, TLC, and FUSA mutually covenant that they neither will instigate nor encourage legal action against the other by third parties with respect to products for which an immunity from suit is granted under
Section 5.1, 5.2, or 5.3 of this Agreement. NeXstar and FUSA further agree not to oppose, seek to invalidate, or to have revoked, or to have held or rendered unenforceable any of the U.S. or foreign Janoff Dehydration Patents.

            9.16 None of the parties shall be responsible or liable to another party for nonperformance or delay in performance of any terms or conditions of this Agreement due to acts or occurrences beyond the control of the nonperforming or delayed party, including but not limited to, acts of God, acts of government, wars, riots, strikes or other labor disputes, shortages of labor or materials, fires and floods, provided the nonperforming or delayed party provides to the other party written notice of the existence and the reason for such nonperformance or delay.

            9.17 This Agreement shall be executed by each party in triplicate originals, each of which shall be deemed an original, but the three originals together shall constitute only one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Agreement in triplicate on the signature page hereof.

The Liposome Company, Inc.                NeXstar Pharmaceuticals, Inc.

By: /s/ CHARLES A. BAKER                  By:  /s/ PATRICK J. MAHAFFY
    -------------------------------            ---------------------------------
Typed Name: Charles A. Baker              Typed Name:  Patrick Mahaffy
            -----------------------                  ---------------------------
Title: Chairman & CEO                     Title:  President & CEO
       ----------------------------             --------------------------------
Date:  8/13/97                            Date:   8/11/97
       ----------------------------            ---------------------------------

Fujisawa USA, Inc.

By: /s/ B. RICHARD VOGT
    -------------------------------
Typed Name: B. Richard Vogt
            -----------------------
Title:  Vice President, Business
           Development
        ---------------------------
Date:   8/11/97
        ---------------------------